Exhibit 99.1

FOR IMMEDIATE RELEASE

China Partner Reaffirms its Commitment to MagneGas with Additional
$1.06 Million Investment

Tampa, Florida – June 2, 2011 – MagneGas Corporation (“MagneGas” or the “Company”) (OTC BB: MNGA), the producer of a technology that converts liquid waste into a hydrogen-based metal working fuel and natural gas alternative, announced today that its China market partner, Beijing-based DDI Industry International (“DDI”), has reaffirmed its confidence in MagneGas with a commitment to invest an additional $1,061,248 in the Company.  MagneGas executed two Securities Purchase Agreements with DDI in connection with this recent investment, one in the principal amount of $500,000 and the other in the principal amount of $561,248.  MagneGas has received the first $500,000 installment, and expects to receive the remainder in approximately 60 days.

“We have observed MagneGas’ recent success in gaining metal working marketing share, and we believe the Company stands at its commercial tipping point,” stated DDI CEO Allen Feng. “Established, quantifiable demand far exceeds existing fuel supply and production capacity – with this modest growth capital we predict MagneGas can quickly realize the full potential of existing relationships, and also pursue ever-larger customer-partners. This investment is intended to directly capitalize on the considerable strides MagneGas has made in becoming a sought-after metal working fuel alternative.”

This follows DDI’s initial $2.0 MM investment and $1.85 MM Plasma Arc FlowTM Refinery purchase.

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About MagneGas Corporation (www.magnegas.com)
Founded in 2007, Tampa-based MagneGas Corporation (OTC BB: MNGA) is the producer of MagneGasTM, a natural gas alternative and metal working fuel that can be made from industrial, municipal, agricultural and military liquid wastes following the receipt of appropriate governmental permits.

The Company’s patented Plasma Arc FlowTM process gasifies liquid waste, creating a clean burning hydrogen based fuel that is essentially interchangeable with natural gas, but with lower green house gas emissions. MagneGasTM can be used for metal working, cooking, heating, powering bi fuel automobiles and more.

CONTACT:

Justin K. Davis
Vice President of Domestic Relations
MagneGas Corporation
(727) 934-3448
Justin.Davis@magnegas.com
www.magnegas.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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